Q2 2025 RESULTS

Nasdaq Global Market: CCLD, CCLDO

CareCloud



August 5, 2025

A leading provider of technology-enabled services and AI-based solutions that redefine the healthcare revenue cycle

© CareCloud, Inc. 2025

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "shall," "should," "could," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "seeks," "estimates," "forecasts," "predicts," "possible," "potential," "target," "approximately," or "continue" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry's) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan, Azad Jammu and Kashmir, and Sri Lanka (together, the "Offshore Offices") in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry as Chief Executive Officer, all of which are critical to our ongoing operations and growing our business;
- Realize the expected cost savings and benefits from our restructuring activities and structural cost reductions;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank, a division of First Citizens Bank, and other future debt facilities;
- Resume and then continue to pay our monthly dividends to the holders of our Series A and Series B preferred stock;
- Incorporate AI into our products faster and more successfully than our competitors, protecting the privacy of medical records and cybersecurity threats;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Effectively integrate, manage and keep our information systems secure and operational in the event of a cyber-attack;
- Respond to the uncertainty resulting from pandemics, epidemics or other public health emergencies and the impact they may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general;
- Keep and increase market acceptance of our products and services;
- Adapt to changes in domestic and foreign business, market, financial, political and legal conditions

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CareCloud

© CareCloud, Inc. 2025

Hosts for Second Quarter 2025 Earnings Call



Mahmud Haq
Founder & Executive Chairman



Stephen Snyder
Co-Chief Executive Officer



A. Hadi Chaudhry
Co-Chief Executive Officer



Norman Roth
Interim CFO and Corporate Controller

CareCloud

© CareCloud, Inc. 2025



Stephen Snyder

Co-Chief Executive Officer

© CareCloud, Inc. 2025

Business Core Pillars

Sustainable Growth

Operational Discipline

AI-Driven Innovation

© CareCloud, Inc. 2025

Q2 Highlights

Net Income	Earnings per Share	Free Cash Flow	AI Center
73% Increase	**First Time Positive**	**102% Increase**	**Fully Operational**

CareCloud

AI Focus

- Provider/Patient Experience
- Claims Coding
- Pre-adjudicate denials
- AR Management
- Denial Management

CareCloud

© CareCloud, Inc. 2025

Financial Discipline & M&A

- Dividends Reinstated
- 6 Consecutive Payments,
9 Months Declared
- 100% Free Cashflow
Funded

Strong M&A Pipeline



2 Acquisitions
Completed

© CareCloud, Inc. 2025

2025 Guidance

Revenue



$ in millions
$110.8
$111 - $114
FY 2024
FY 2025
Actual
Guidance
Range

Adjusted EBITDA



$ in millions
$24.1
$26 - $28
FY 2024
FY 2025
Actual
Guidance
Range

Earnings per Share



$0.10 - $0.13
($0.28)
FY 2024
FY 2025
Actual
Guidance
Range

CareCloud

© CareCloud, Inc. 2025

CareCloud



A. Hadi Chaudhry

Co-Chief Executive Officer

© CareCloud, Inc. 2025

AI Center of Excellence


AI Center of Excellence
500
0
100 FTEs
100 Interns
Jan
July
Dec

☑ Fully Operational

☑ 25 years of data

☑ Scale & Flexibility

© CareCloud, Inc. 2025

AI Applications

AI Documentation Assistant

cirrusAI Notes

- Ambient Listening
- Smart Summarization
- Specialty Specific Logic Application
- Streamline Documentation
- User Base Doubled

AI Call Audit & Monitoring

cirrusAI Voice

- Agent scoring
- Call sentiment analysis
- 100% call audit
- Highlighting areas of call improvement
- Internally deployed at call center

CareCloud

© CareCloud, Inc. 2025

AI – What's Next


AI Front Desk Agent
AI Enabled PHR
Enhanced AI Denial Management

CareCloud

© CareCloud, Inc. 2025

Critical Access Hospital

- ONC Certified
- Access to inpatient EHR market – a $1.5 billion market
- Rural setting at forefront of design
- More than half of rural and CAH hospitals looking for a change
- Certified Medicare compliance
- AI-enabled for inpatient, outpatient and swing bed workflows

CareCloud

© CareCloud, Inc. 2025

CareCloud



Norman Roth

CFO and Corporate Controller

© CareCloud, Inc. 2025

Q2 2025 Highlights


Revenue
$28.1
$27.4
Q2 2024
Q2 2025
Net income
$1.7
$2.9
Q2 2024
Q2 2025
Earnings Per Share
($0.14)
$0.04
Q2 2024
Q2 2025
Adjusted EBITDA
$6.4
$6.5
Q2 2024
Q2 2025
Free Cash Flow
$2.7
$5.4
Q2 2024
Q2 2025

$ in millions. See reconciliations of non-GAAP results in the Appendix

CareCloud

© CareCloud, Inc. 2025

YTD 2025 Highlights



Revenue
$54.1
$55.0
YTD 2024
YTD 2025
Net income
$1.4
$4.9
YTD 2024
YTD 2025
Earnings Per Share
($0.24)
$0.02
YTD 2024
YTD 2025
Adjusted EBITDA
$10.1
$12.1
YTD 2024
YTD 2025
Free Cash Flow
$4.9
$9.0
YTD 2024
YTD 2025

$ in millions. See reconciliations of non-GAAP results in the Appendix

CareCloud

© CareCloud, Inc. 2025

Thank You!

Nasdaq Global Market: CCLD, CCLDP, CCLDO

Corporate
carecloud.com

Stephen Snyder
ir@carecloud.com

Investor Relations
ir.carecloud.com

© CareCloud, Inc. 2025

Appendix

© CareCloud, Inc. 2025

Non-GAAP Financial Measures Reconciliation

($000s) Adjusted EBITDA to GAAP net (loss) income	FY 2023	FY 2024	Q2 2024	Q2 2025	YTD 2024	YTD 2025
GAAP net (loss) income	$ (48,674)	$ 7,851	$ 1,674	$ 2,902	$ 1,433	$ 4,850
(Benefit) provision for income taxes	(364)	160	39	42	78	83
Net interest expense	1,040	812	264	17	602	33
Foreign exchange / other expense	918	335	306	41	301	60
Stock-based compensation expense (benefit)	4,716	115	265	111	(443)	219
Depreciation and amortization	14,402	14,142	3,714	3,382	7,644	6,719
Transaction and integration costs	286	46	11	11	23	23
Goodwill impairment charges	42,000	-	-	-	-	-
Lease termination, unoccupied lease charges and restructuring cost	1,105	596	116	23	438	137
Adjusted EBITDA	$ 15,429	$ 24,057	$ 6,389	$ 6,529	$ 10,076	$ 12,124

($000s) Adjusted net income to GAAP net (loss) income	FY 2023	FY 2024	Q2 2024	Q2 2025	YTD 2024	YTD 2025
GAAP net (loss) income	$ (48,674)	$ 7,851	$ 1,674	$ 2,902	$ 1,433	$ 4,850
Foreign exchange / other expense	918	335	306	41	301	60
Stock-based compensation expense (benefit)	4,716	115	265	111	(443)	219
Amortization of purchased intangible assets	4,975	1,577	586	193	1,426	282
Transaction and integration costs	286	46	11	11	23	23
Goodwill impairment charges	42,000	-	-	-	-	-
Lease termination, unoccupied lease charges and restructuring cost	1,105	596	116	23	438	137
Income tax (benefit) related to goodwill	(525)	-	-	-	-	-
Non-GAAP adjusted Net Income	$ 4,801	$ 10,520	$ 2,958	$ 3,281	$ 3,178	$ 5,571

($000s) Net cash provided by operating activities to free cash flow	FY 2023	FY 2024	Q2 2024	Q2 2025	YTD 2024	YTD 2025
Net cash provided by operating activities	$ 15,461	$ 20,642	$ 4,279	$ 7,408	$ 8,345	$ 12,521
Purchases of property and equipment	(3,063)	(1,697)	(127)	(1,162)	(425)	(1,786)
Capitalized software and other intangible assets	(8,550)	(5,709)	(1,476)	(831)	(3,046)	(1,677)
Initial payment for acquisition	-	-	-	-	-	(40)
Free cash flow	$ 3,848	$ 13,236	$ 2,676	$ 5,415	$ 4,874	$ 9,018
Net cash used in investing activities	$ (11,613)	$ (7,406)	$ (1,603)	$ (1,993)	$ (3,471)	$ (3,503)
Net cash used in financing activities	$ (13,285)	$ (11,256)	$ (4,138)	$ (1,762)	$ (5,512)	$ (3,694)

CareCloud

© CareCloud, Inc. 2025